EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re: Quad Systems Corporation                                Case No. 00-35667
       ------------------------              Reporting Period: 10/01/01-10/31/01
       Debtor

                            MONTHLY OPERATING REPORT
         File with Court and submit copy to United States Trustee within
                           20 days after end of month

Submit copy of report to any official committee appointed in this case

                                                                                                    Document       Explanation
REQUIRED DOCUMENTS                                                             Form No.             Attached         Attached
-------------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                   MOR-1                     X
     Bank Reconciliation (or copies of debtor's bank reconciliations)         MOR-1 (CONT)              X
     Copies of bank statements                                                                          X
     Cash disbursement journals                                                                         X
Statement of Operations                                                       MOR-2                     X
Balance Sheet                                                                 MOR-3                     X
Status of Postpetition Taxes                                                  MOR-4                     X
     Copies of IRS Form 6123 or payment receipt                                                         X
     Copies of tax returns filed during reporting period                                                X
Summary of Unpaid Postpetition Debts                                          MOR-4                     X
     Listing of aged accounts payable                                                                   X
Accounts Receivable Reconciliation and Aging                                  MOR-5                     X
Debtor Questionnaire                                                          MOR-5                     X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.


-------------------------------------            -------------------------------
Signature of Debtor                               Date



-------------------------------------            -------------------------------
Signature of Joint Debtor                         Date


/s/    Thomas E. Keogh                            November 12, 2001
-------------------------------------            -------------------------------
Signature of Authorized Individual*               Date



-------------------------------------            -------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual



*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
                                                                        FORM MOR
                                                                          (9/99)

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re: Quad Systems Corporation                                Case No. 00-35667
       ------------------------              Reporting Period: 10/01/01-10/31/01
       Debtor

               SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

     Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reportedin the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursement journal. The total disbursements listed in the disbursement journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]


                                                                                                                CUMULATIVE FILING
                                                 BANK ACCOUNTS                        CURRENT MONTH                  TO DATE
                                 OPER        PAYROLL   Canada P/R    Lockbox       ACTUAL      PROJECTED     ACTUAL       PROJECTED
-----------------------------------------------------------------------------------------------------------------------------------

Cash Beginning of Month        42,709       5,504          --           --       48,213      277,400      977,761       977,761

RECEIPTS
Cash Sales                                                 --           --
Accounts Receivable             590,953                    --           --      590,953    1,215,000   18,861,660    14,688,000
Loans and Advances                   --                    --           --           --    1,336,000   11,870,000    16,880,000
Sale of Assets                       --                    --           --           --           --    3,994,300            --
Other (Attach List)             500,223                    --           --      500,223           --    2,235,925            --
Transfers (From DIP Accts)           --     25,000         --           --       25,000           --    6,003,815            --
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RECEIPTS                1,091,176     25,000         --           --    1,116,176    2,551,000   42,965,700    31,568,000
-----------------------------------------------------------------------------------------------------------------------------------

DISBURSEMENTS
Net Payroll                          --     12,604         --           --       12,604      489,000    4,865,510     5,503,000
Payroll Taxes                        --      7,568         --           --        7,568       93,000    1,179,076     1,182,000
Sales, Use & Other Taxes             --                    --           --           --       25,000      141,803       229,000
Inventory Purchases             227,891                    --           --           --      200,000    3,673,496     5,035,000
Secured Rental/Leases             3,638                    --           --           --       80,000      476,473       731,000
Insurance                            --                    --           --           --           --      342,000       667,000
Administrative                  345,777      1,717         --           --      347,494      115,000      866,121     1,369,000
Selling                              --                    --           --           --       72,000      638,279       903,000
Other (Attach List)             500,000                    --           --      500,000    1,467,000   25,496,192    18,585,000

Owner Draw*                                                --           --

Transfers (To DIP Accts)         25,000                    --           --       25,000    1,467,000    5,485,792     2,934,000

Professional Fees               235,744                                         235,744                   315,797        50,000
U.S. Trustee Quarterly Fees      10,000                    --           --       10,000       10,000       34,000        34,000
Court Costs                                                --           --
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS           1,116,521      21,889        --           --    1,138,410    4,018,000   43,514,539    37,222,000
-----------------------------------------------------------------------------------------------------------------------------------
NET CASH FLOW                   (25,345)      3,111        --           --      (22,234)  (1,467,000)    (548,839)   (5,654,000)
-----------------------------------------------------------------------------------------------------------------------------------
CASH - END OF MONTH              17,364       8,615        --           --       25,979   (1,189,600)     428,922    (4,676,239)
-----------------------------------------------------------------------------------------------------------------------------------

*Compensation to sole proprietors for services rendered to bankruptcy estate

Note: In order to be consistent with our Budgets the line above labeled "Net Payroll" includes the gross salaries. In addition the line above labeled "Payroll Taxes" also includes all fringe benefit disbursements.

                 THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating U.S. Trustee Quarterly Fees (From Current Month Actual Column)
Total Disbursements                                                                            1,138,410
Less: Transfers to Debtor in Possession Accounts                                                 (25,000)
Plus: Estate Disbursements made by outside sources (i.e. from escrow account)                         --
                                                                                               ---------
Total Disbursements for Calculating U.S. Trustee Quarterly Fees                                1,113,410
                                                                                               =========

                                                                      FORM MOR-1
                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

Quad Systems Corporation                                       Case No. 00-35667
Schedule MOR 1                               Reporting Period: 10/01/01-10/31/01
Continuation Sheet

                                                 Current Month                   Cummulative
                                            Actual       Projected         Actual          Projected
                                            ------       ---------         ------          ---------
Explanation of Other Income
---------------------------
Investment                                 500,000                         500,000                 0
Pre Pet. Voids                                                              39,472                 0
QEL Payments                                     0                       1,342,985                 0
Rental of Parking Lot                                                        4,000                 0
Misc COBRA pmts/refunds                        223                          39,877                 0
Escrow from ADP                                                            198,792                 0
Insurance Claim/Refund                                                     110,576                 0
                                           -------       ---------      ----------        ----------
   Total                                   500,223               0       2,235,702                 0
                                           =======       =========      ==========        ==========


Explanation of Other Disbursements
----------------------------------

Congress Repayments                           --         1,215,000      18,674,897        13,076,000
First Union Loan Repayments                      0         155,000         535,000           620,000
Interest Expense                              --             3,000          21,139            24,000
Commissions                                      0          90,000         634,583         1,232,000
Engineering                                      0           4,000           5,000            99,000
Samsung Settlement Payment                       0            --         1,500,000              --
Investment                                 500,000            --         3,575,000              --
QEL Requirements                                 0               0         450,000           600,000
                                           -------       ---------      ----------        ----------
   Total                                   500,000       1,467,000      25,395,619        15,651,000
                                           =======       =========      ==========        ==========



                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  Quad Systems Corporation                               Case No. 00-35667
        ------------------------             Reporting Period: 10/01/01-10/31/01
          Debtor

                             STATEMENT OF OPERATIONS
                               (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.


REVENUES                                                  Month        Cumulative Filing to Date
--------                                                  -----        -------------------------



Gross Revenues                                        $     (5,000)      $ 17,453,325
Less: Returns and Allowances                                  --                 --
                                                           -------        -----------
Net Revenue                                                 (5,000)        17,453,325
                                                           =======        ===========

COST OF GOODS SOLD
Beginning Inventory                                           --           15,046,970
Add: Purchases                                                --            4,895,468
Add: Cost of Labor                                            --              396,512
Add: Other Costs (attach schedule)                            --            1,632,620
Less: Ending Inventory                                        --                 --
Cost of Goods Sold                                            --           21,971,570
                                                           -------        -----------
Gross Profit                                                (5,000)        (4,518,245)
                                                           =======        ===========

Advertising                                                   --               50,467
Auto and Truck Expense                                        --                 --
Bad Debts                                                     --               52,000
Contributions                                                 --                 --
Employee Benefit Programs                                    2,931            164,291
Insider Compensation*                                         --                 --
Insurance                                                     --              357,768
Management Fees/Bonuses                                       --                 --
Office Expense                                               2,977            126,341
Pension & Profit-Sharing Plans                                --                 --
Repairs and Maintenance                                       --               54,962
Rent and Lease Expense                                        --              388,216
Salaries/Commissions/Fees                                   39,141          3,531,973
Supplies                                                      --                2,005
Taxes -- Payroll                                             1,418            400,129
Taxes -- Real Estate                                          --               12,401
Taxes -- Other                                                --               48,719
Travel and Entertainment                                       222            393,074
Utilities                                                      926            175,282
Other (attach schedule)                                      9,104            916,168
Total Operating Expenses Before Depreciation                56,719          6,673,796
Depreciation/Depletion/Amortization                                           269,423
                                                           -------        -----------
Net Profit (Loss) Before Other Income & Expenses           (61,719)       (11,461,464)
                                                           =======        ===========

OTHER INCOME AND EXPENSES
Other Income (attach schedule)                             192,706         12,613,042
Interest Expense                                              --              535,521
Other Expense (attach schedule)                               --            4,001,000
                                                           -------        -----------
Net Profit (Loss) Before Reorganization Items              130,987         (3,384,943)
                                                           =======        ===========

REORGANIZATION ITEMS
Professional Fees                                             --              800,000
U.S. Trustee Quarterly Fees                                 10,000             34,000
Interest Earned on Accumulated
  Cash from Chapter 11 (see continuation sheet)             (5,964)            (9,679)
(Gain)/Loss from Sale of Equipment                            --            5,509,232
Other Reorganization Expenses (attach schedule)               --            8,623,734
                                                           -------        -----------
Total Reorganization Expenses                                4,036         14,957,287
                                                           -------        -----------
Income Taxes                                                                 (175,754)

Net Profit (Loss)                                          126,951        (18,166,476)
                                                           =======        ===========


*"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                      FORM MOR-2
                                                                          (9/99)

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  Quad Systems Corporation                               Case No. 00-35667
        ------------------------             Reporting Period: 10/01/01-10/31/01
          Debtor

                  STATEMENT OF OPERATIONS - continuation sheet

                                                                Cumulative
BREAKDOWN OF OTHER CATEGORY                     Month         Filing to Date
------------------------------------------------------------------------------
Other Costs
Overhead Absorption                                --          1,433,044
Service Labor Costs                                --            409,337
Warranty Costs                                     --            513,758
Non-Inventory Reserve Expenses                     --           (723,519)
                                                -------       ----------
  Total                                            --          1,632,620
                                                =======       ==========

Other Operational Expenses
Freight                                           6,379           81,526
Bank Charges & LOC Fees                           2,725          398,739
Professional Fees                                  --            180,064
Patent Royalties                                   --            255,839
                                                -------       ----------
  Total                                           9,104          916,168
                                                =======       ==========

Other Income
Dividend /Forgiveness of Intercompany
  Debt from Subsidiaries                           --         12,385,817
Gain Realized by liquidation of
  Quad Foreign Sales (Subsidiary)                  --             19,224
Forgiveness of Debt -- Samsung Settlement       192,706          208,001
                                                -------       ----------
  Total                                         192,706       12,613,042
                                                =======       ==========

Other Expenses

Loss realized by liquidation of
  Hitech (subsidiary)                              --          4,020,000
                                                -------       ----------
 Total                                             --          4,020,000
                                                =======       ==========

Other Reorganization Expenses
Settlement payment to Samsung                      --          8,000,000
Severance Expense                                  --            448,734
Retention Expense                                  --            175,000
                                                -------       ----------
 Total                                             --          8,623,734
                                                =======       ==========



Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.



                                                               FORM MOR-2 (CONT)
                                                                          (9/99)

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  Quad Systems Corporation                               Case No. 00-35667
        ------------------------             Reporting Period: 10/01/01-10/31/01
          Debtor
                                  BALANCE SHEET
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

                                                       BOOK VALUE
                                                        AT END OF          BOOK VALUE
                                                         CURRENT               ON
                                                        REPORTING           PETITION
                ASSETS                                    MONTH               DATE
---------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                       3,126,318           161,799
Restricted Cash and Cash Equivalents
 (see continuation sheet)                                   8,615           815,962
Accounts Receivable (Net)                                 259,858         3,130,385
Notes Receivable                                             --                --
Inventories                                                  --          15,046,970
Prepaid Expenses                                           51,452           433,952
Professional Retainers                                       --                --
Other Current Assets (attach schedule)                    354,519          (325,421)
                                                       ----------        ----------
TOTAL CURRENT ASSETS                                    3,800,762        19,263,647
                                                       ==========        ==========

PROPERTY AND EQUIPMENT
Real Property and Improvements                               --             276,575
Machinery and Equipment                                      --           2,124,028
Furniture, Fixtures and Office Equipment                     --           3,210,503
Leasehold Improvements                                       --             330,078
Vehicles                                                     --              30,594
Less Accumulated Depreciation                                --           4,324,223
                                                       ----------        ----------
TOTAL PROPERTY & EQUIPMENT                                   --           1,647,555
                                                       ==========        ==========

OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)                          6,599,779         1,054,423
                                                       ----------        ----------
TOTAL OTHER ASSETS                                      6,599,779         1,054,423
                                                       ----------        ----------
TOTAL ASSETS                                           10,400,541        21,965,625
                                                       ==========        ==========


                                                      BOOK VALUE
                                                       AT END OF         BOOK VALUE
                                                        CURRENT              ON
                                                       REPORTING          PETITION
   LIABILITIES AND OWNER EQUITY                          MONTH              DATE
------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE
  (Postpetition)
Accounts Payable                                           16,721         8,246,757
Taxes Payable (refer to FORM MOR-4)                       453,179           370,167
Wages Payable                                             198,545           671,333
Notes Payable                                                --                --
Rent/Leases -- Building/Equipment                            --             220,133
Secured Debt / Adequate Protection Payments                  --           6,317,257
Professional Fees                                         310,438              --
Amounts Due to Insiders*                                     --                --
Other Postpetition Liabilities (attach schedule)          401,859         3,861,109
                                                       ----------        ----------
TOTAL POSTPETITION LIABILITIES                          1,380,742        19,686,756
                                                       ==========        ==========

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt
Priority Debt                                                --                --
Unsecured Debt                                         15,340,872              --
                                                       ----------        ----------
TOTAL PRE-PETITION LIABILITIES                         15,340,872              --
                                                       ----------        ----------
TOTAL LIABILITIES                                      16,721,614        19,686,756
                                                       ==========        ==========

OWNER EQUITY
Capital Stock                                             135,531           135,531
Additional Paid-In Capital                             24,733,708        24,733,708
Partners' Capital Account                                    --                --
Owner's Equity Account                                       --
Retained Earnings -- Pre-Petition                     (22,590,370)      (22,590,370)
Retained Earnings -- Postpetition                      (8,599,942)             --
Adjustments to Owner Equity (attach schedule)                --
Postpetition Contributions (Distributions)
  (Draws) (attach schedule)                                  --                --
                                                       ----------        ----------
NET OWNER EQUITY                                       (6,321,073)        2,278,869
                                                       ----------        ----------
TOTAL LIABILITIES AND OWNERS EQUITY                    10,400,541        21,965,625
                                                       ==========        ==========



*"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                      FORM MOR-3
                                                                          (9/99)

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  Quad Systems                                           Case No. 00-35667
        ------------                         Reporting Period: 10/01/01-10/31/01
          Debtor

                       BALANCE SHEET - continuation sheet

                                          BOOK VALUE
                                           AT END OF          BOOK VALUE
                                            CURRENT               ON
                                           REPORTING           PETITION
                ASSETS                       MONTH               DATE
--------------------------------------------------------------------------
Other Current Assets

Accts Rec -- Misc                          237,377                 537
Temp. Empl Advances                           --                43,891
Permanent Advances                            --                   921
Deposits                                    37,470              40,437
Interco -- Current                          79,351            (411,207)


Other Assets

Acquisition Costs -- QEL                      --                 8,598
Patent Costs                                  --                 1,977
Invest -- Hitech/QSM                          --             4,026,831
Invest -- QEL                            1,937,500           2,500,000
Interco -- Long Term                          --           (10,145,262)
Invest -- QSL                            4,662,279           4,662,279



                                        BOOK VALUE
                                         AT END OF          BOOK VALUE
                                          CURRENT               ON
                                         REPORTING           PETITION
LIABILITIES AND OWNER EQUITY               MONTH               DATE
------------------------------------------------------------------------

Other Postpetition Liabilities
Deferred Revenue                              --            1,151,531
Customer Deposits                         61,214              416,644
Accrued Expenses                          39,209            1,872,647
Commission Payable                       301,436              420,287



Postpetition Contributions
 (Distributions) (Draws)



Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.
                                                               FORM MOR-3 (CONT)
                                                                          (9/99)

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  Quad Systems Corporation                               Case No. 00-35667
        ------------------------             Reporting Period: 10/01/01-10/31/01
          Debtor
                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes Attach photocopies of any tax returns filed during the reporting period

                                                                Amount
                                                  Beginning   Withheld or    Amount                    Check No.      Ending Tax
                                               Tax Liability    Accrued       Paid        Date Paid     or EFT        Liability
-----------------------------------------------------------------------------------------------------------------------------------
Federal
Withholding                                             -          3,742        3,742     10/12-10/26     ADP EFT                -
FICA-Employee                                           -          1,418        1,418     10/12-10/26     ADP EFT                -
FICA-Employer                                           -          1,418        1,418     10/12-10/26     ADP EFT                -
Unemployment                                            -             17           17     10/12-10/26     ADP-EFT                -
Income                                                  -              -            -           -            -                   -
Other:  Tax Accounting Accrual
  Only from prior years                           353,179              -            -                                      353,179
                                                ---------        -------      -------       ------      -------          ---------
Total Federal Taxes                               353,179          6,595        6,595            -           -             353,179
                                                ---------        -------      -------       ------      -------          ---------

State and Local
Withholding                                             -            769          769     10/12-10/26    ADP EFT                -
Sales                                             100,000              -            -            -           -             100,000
Excise                                                                                                                          -
Unemployment                                            -            205          205     10/12-10/26    ADP EFT                -
Real Property                                                                                                                   -
Other: Canadian P/R Taxes                                                                                                       -
                                                ---------        -------      -------       ------      -------          ---------
Total State and Local                             100,000            974          974          -                           100,000
                                                ---------        -------      -------       ------      -------          ---------
Total Taxes                                       453,179          7,569        7,569                                      453,179
                                                ---------        -------      -------       ------      -------          ---------

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

                                                                       Number of Days Past Due
                                                 -------------------------------------------------------------
                                                 Current          0-30         31-60        61-90      Over 90          Total
                                                 -------          ----         -----        -----      -------          -----

Accounts Payable                                                             16,721          -                            16,721
Wages Payable                                     198,545                                                                198,545
Taxes Payable                                     452,702                                                                452,702
Rent/Leases-Building                                    -                                                                      -
Rent/Leases-Equipment                                   -                                                                      -
Secured Debt/Adequate Protection Payments               -                                                                      -
Professional Fees                                 302,988                                                                302,988
Amounts due to Insiders*                                -                                                                      -
Other:                                                                                                                         -
Other:                                                                                                                         -
                                                ---------        -----       ------       ------      -------          ---------
Total Postpetition Debts                          954,235           -        16,721          -            -              970,956
                                                =========        =====       ======       ======      =======          =========

Explain how and when the Debtor intends to pay any past due postpetition debts.


Note: above Taxes Payable in Past Due Column represents an prior year accounting accrual only. It does not represent an actual payment due.

Note: $100,000. Accrued for a California Sales Tax Audit.


*"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                      FORM MOR-4
                                                                          (9/99)

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  Quad Systems Corporation                               Case No. 00-35667
        ------------------------             Reporting Period: 10/01/01-10/31/01
          Debtor

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation                                          Amount
----------------------------------                                          ------

Total Accounts Receivable at the beginning of the reporting period        1,016,611
+ Amounts billed during the period                                             --
- Amounts collected during the period                                       536,753
Total Accounts Receivable at the end of the reporting period                479,858

Accounts Receivable Aging
-------------------------
0 - 30 days old                                                               6,114
31 - 60 days old                                                              4,205
61 - 90 days old                                                             66,524
91+ days old                                                                403,016

Total Accounts Receivable                                                   479,858

Amount considered uncollectible (Bad Debt)                                 (220,000)

Accounts Receivable (Net)                                                   259,858




Note: the Accounts Receivable collections include the application of customer deposits received in prior periods

                                                                      FORM MOR-5
                                                                          (9/99)

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  Quad Systems Corporation                               Case No. 00-35667
        ------------------------             Reporting Period: 10/01/01-10/31/01
          Debtor
                                        DEBTOR QUESTIONNAIRE

Must be completed each month                                                                    Yes            No

1. Have any assets been sold or transferred outside the normal course of
business this reporting period? If yes, provide an explanation below.                                           X

2. Have any funds been disbursed from any account other than a debtor in
possession account this reporting period? If yes, provide an explanation below.                                 X

3. Have all postpetition tax returns been timely filed? If no, provide an
explanation below.                                                                               X

4. Are workers compensation, general liability and other necessary insurance
coverages in effect? If no, provide an explanation below.                                        X


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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                                                                      FORM MOR-5
                                                                          (9/99)